Federated Mid-Cap Index Fund (the “Fund”) Institutional Shares Service Shares Class R6 Shares A portfolio of Federated Index Trust
This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectuses for the Fund filed pursuant to Rule 497(e) on June 9, 2017, Accession No. 0001623632-17-001276. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund, and should be used in conjunction with the complete prospectuses for the Fund, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE